SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: October 19, 1998
(Date of earliest event reported)

Commission File No. 333-45021


                           Norwest Asset Securities Corporation
--------------------------------------------------------------------------------

        Delaware                                         52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
--------------------------------------------------------------------------------
Address of principal executive office                     (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                       Description
-----------                       -----------
      (99)                        Collateral Term Sheets
                                  prepared by Norwest Asset
                                  Securities Corporation in
                                  connection with Norwest
                                  Asset Securities Corporation,
                                  Mortgage Pass-Through
                                  Certificates, Series 1998-25

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


October 19, 1998

                                            By: /s/ B. David Bialzak
                                               ---------------------------------
                                                B. David Bialzak
                                                Vice President

                                INDEX TO EXHIBITS


                                                               Paper (P) or
Exhibit No.       Description                                  Electronic (E)

   (99)           Collateral Term Sheets                        E
                  prepared by Norwest
                  Asset Securities
                  Corporation in connection
                  with Norwest Asset
                  Securities Corporation, Mortgage
                  Pass-Through Certificates, Series 1998-25